Exhibit 10i

EXECUTION VERSION
AMENDMENT
AMENDMENT (this “Amendment”), dated as of June 22, 2021, by and among BRISTOL-MYERS SQUIBB COMPANY, a Delaware corporation (the “Company”), the Lenders (as defined below) party hereto and the Administrative Agent (as defined below), which amends that certain FIVE YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT (as amended, supplemented or otherwise modified from time to time prior to the effectiveness of this Amendment, the “Existing Credit Agreement” and as modified by this Amendment, the “Credit Agreement”) dated as of July 30, 2012, among the Company, the BORROWING SUBSIDIARIES (as defined in the Credit Agreement) from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), certain Agents, JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, “JPMCB”), and CITIBANK, N.A., as Administrative Agent (in such capacity, “CBNA”; JPMCB and CBNA are referred to herein individually as an “Administrative Agent” and collectively as the “Administrative Agents”) and as competitive advance facility agent.
W I T N E S S E T H:
WHEREAS, the Company has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement as set forth herein;
WHEREAS, Section 8.7 of the Existing Credit Agreement permits the Existing Credit Agreement to be amended from time to time by the Company and the Lenders; and
WHEREAS, the Company and each Lender desire to amend the Existing Credit Agreement on the terms set forth herein;
NOW, THEREFORE, it is agreed:
SECTION 1.    Defined Terms.
Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Credit Agreement.
SECTION 2.    Amendments. Effective as of the Amendment Effective Date (as defined below), the Existing Credit Agreement (excluding the Exhibits and Schedules thereto, which shall continue to be the Exhibits and Schedules under the Existing Credit Agreement, as amended hereby) is hereby amended as follows:
(a)Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:
“Erroneous Payment” shall have the meaning assigned to such term in Section 8.22(a).
“Erroneous Payment Deficiency Assignment” shall have the meaning assigned to such term in Section 8.22(d).

“Erroneous Payment Impacted Class” shall have the meaning assigned to such term in Section 8.22(d).
“Erroneous Payment Return Deficiency” shall have the meaning assigned to such term in Section 8.22(d).
“Erroneous Payment Subrogation Rights” shall have the meaning assigned to such term in Section 8.22(d).
“Payment Recipient” shall have the meaning assigned to such term in Section 8.22(a).
(b)The definition of “Obligations” is hereby amended by (i) removing the word “and” from before clause (ii) thereof and (ii) adding the following at the end of such definition: “and (iii) Erroneous Payment Subrogation Rights.”
(c)Section 2.1 of the Existing Credit Agreement is hereby amended and restated to read as follows:
SECTION 2.1. Commitments.  Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Company and any Borrowing Subsidiary from time to time during the Availability Period in Dollars in an aggregate principal amount that will not result in (a) such Lender’s Revolving Credit Exposure exceeding such Lender’s Commitment or (b) the sum of the total Revolving Credit Exposures plus the total Competitive Loan Exposures exceeding the total Commitments.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Company and each applicable Borrowing Subsidiary may borrow, prepay and reborrow Revolving Loans. Notwithstanding anything set forth in this Agreement to the contrary, no Loans shall be made hereunder in any Currency other than Dollars.
(d)Section 2.4(a) of the Existing Credit Agreement is hereby amended to include as the penultimate sentence the following:
Notwithstanding anything set forth in this Agreement to the contrary, no Competitive Loans shall be made hereunder in any Currency other than Dollars.
(e)Article VIII of the Existing Credit Agreement is hereby amended by adding a new Section 8.22 thereto, which shall read as follows:
SECTION 8.22. Erroneous Payments.
(a) If CBNA notifies a Lender or any Person who has received funds on behalf of a Lender, such Lender (any such Lender or other recipient, a “Payment Recipient”) that CBNA has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from CBNA or any of its

Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of CBNA and shall be segregated by the Payment Recipient and held in trust for the benefit of CBNA, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to CBNA the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to CBNA in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by CBNA in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of CBNA to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(b)Without limiting immediately preceding clause (a), each Lender, or any Person who has received funds on behalf of a Lender, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from CBNA (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by CBNA (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by CBNA (or any of its Affiliates), or (z) that such Lender, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:
(i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from CBNA to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and
(ii)such Lender shall (and shall cause any other recipient that receives funds on its behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify CBNA of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying CBNA pursuant to this Section 8.22(b).
(c)Each Lender hereby authorizes CBNA to set off, net and apply any and all amounts at any time owing to such Lender under any Loan Document, or otherwise payable or distributable by CBNA to such Lender from any source, against any amount due to CBNA under immediately preceding clause (a) or under the indemnification provisions of this Agreement.
(d)In the event that an Erroneous Payment (or portion thereof) is not recovered by CBNA for any reason, after demand therefor by CBNA in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon CBNA’s notice to such Lender at any time, (i) such Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as CBNA may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by CBNA in such instance), and is hereby (together with the Borrowers) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which CBNA and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any promissory notes evidencing such Loans to the Borrowers or CBNA, (ii) CBNA as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, CBNA as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender and (iv) CBNA may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. CBNA may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and CBNA shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that CBNA has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether CBNA may be equitably subrogated, CBNA shall be contractually subrogated to all the rights and interests of the applicable Lender under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”).
(e)The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any Borrower or any Guarantor, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by CBNA from any Borrower or any Guarantor for the purpose of making such Erroneous Payment.
(f)To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by CBNA for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(g)Each party’s obligations, agreements and waivers under this Section 8.22 shall survive the resignation or replacement of CBNA as Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.
SECTION 3.    Conditions to Effectiveness of Amendment.
This Amendment shall become effective on the date on which CBNA (or its counsel) shall have received from the Company and the Lenders either (a) a counterpart of this Amendment signed on behalf of such party or (b) written evidence satisfactory to CBNA (which may include email or facsimile transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment (such date, the “Amendment Effective Date”).
CBNA shall notify the Company and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding absent manifest error.
SECTION 4.    Effects on Loan Documents.
This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents. From and after the Amendment Effective Date, all references to the Existing Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Credit Agreement. Except as expressly amended pursuant to the terms hereof, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agents under any of the Loan Documents.

SECTION 5.    Miscellaneous.
(a)    The Company represents and warrants to the Lenders and the Administrative Agents that (i) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects (provided that such representations and warranties qualified as to materiality shall be true and correct in all respects) on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (provided that such representations and warranties qualified as to materiality shall be true and correct in all respects) as of such earlier date and (ii) no Default or Event of Default exists on the Amendment Effective Date.
(b)    This Amendment may be executed in multiple counterparts, each of which shall constitute an original but all of which taken together shall constitute but one contract. A counterpart hereof, or signature page hereto, delivered to the Administrative Agent by facsimile or e-mail shall be effective as delivery of an original manually-signed counterpart.
(c)    The provisions of Sections 8.5, 8.11, 8.13 and 8.14 of the Credit Agreement are incorporated herein by reference as if fully set forth herein, mutatis mutandis.
SECTION 6.    Applicable Law.
THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 7.    Electronic Execution.
The words “execution,” “signed,” “signature,” and words of like import in this Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BRISTOL-MYERS SQUIBB COMPANY

By:	/s/ Sandra Ramos-Alves
Name: Sandra Ramos-Alves
Title: Vice President, Assistant Treasurer
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

CITIBANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Stacey Zoland
Name: Stacey Zoland
Title: Executive Director

[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

BANK OF AMERICA, N.A., as Lender

By:	/s/ Darren Merten
Name: Darren Merten
Title: Director
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Director
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director
ming.k.chu@db.com
+1-212-250-5451

[FOR LENDERS REQUIRING TWO SIGNATURE BLOCKS]

By:	/s/ Marko Lukin
Name: Marko Lukin
Title: Vice President
marko.lukin@db.com
+1-212-250-7283
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

MUFG Bank, LTD., as a Lender

By:	/s/ Jack Lonker
Name: Jack Lonker
Title: Director
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jordan Harris
Name: Jordan Harris
Title: Managing Director
[Signature Page to Amendment and Waiver under Bristol-Myers Squibb 2012 Credit Agreement]

BNP Paribas, as a Lender

By:	/s/ Michael Pearce
Name: Michael Pearce
Title: Managing Director

By:	/s/ John Bosco
Name: John Bosco
Title: Managing Director

[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

Credit Suisse AG, New York Branch, as a Lender

By:	/s/ Judith Smith
Name: Judith Smith
Title: Authorized Signatory

By:	/s/ Andrew Griffin
Name: Andrew Griffin
Title: Authorized Signatory
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jacob Elder
Name: Jacob Elder
Title: Authorized Signatory
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By:	/s/ John Davies
Name: John Davies
Title: Authorized Signatory
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

U.S. Bank National Association, as a Lender

By:	/s/ David C. Mruk
Name: David C. Mruk
Title: SVP
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

SOCIETE GENERALE, as a Lender

By:	/s/ Kimberly Metzger
Name: Kimberly Metzger
Title: Director
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Gail Motonaga
Name: Gail Motonaga
Title: Executive Director
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

HSBC Bank USA, N.A., as a Lender

By:	/s/ Iain P. Stewart
Name: Iain P. Stewart
Title: Managing Director
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Kristopher Tracy
Name: Kristopher Tracy
Title: Director, Financing Solutions
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]